Carolina Trust Bank 8-K12G3

Exhibit 99.12

FEDERAL DEPOSIT INSURANCE CORPORATION

Washington, D.C. 20429

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 14, 2016

FDIC Certificate No. 57206

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Carolina Trust Bank

North Carolina	56-2197865
(State of incorporation)	(I.R.S. Employer Identification No.)

Issuer's telephone number: (704) 735-1104

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This document contains 2 pages.

Item 5.02 — Departure of Certain Officers; Appointment of Certain Officers.

Donald J. Boyer, Executive Vice President and Chief Financial Officer of the Bank, died on December 27, 2015. Lindsey D. Huffman, age 33 was named Interim Principal Financial Officer and will serve until a permanent Chief Financial Officer is employed. The Bank has begun a search for a permanent replacement.

Ms. Huffman is a long-term employee of the Bank and most recently served as the Controller.

Carolina Trust Bank is a community bank that operates nine full service branches in Lincolnton, Lake Lure, Gastonia, Hickory, Forest City, Vale and Denver, North Carolina. Our common stock is traded on the NASDAQ Capital Market under the symbol “CART.”

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Bank has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: January 14, 2016	Carolina Trust Bank

	By:	/s/ Jerry L. Ocheltree
	Name:	Jerry L. Ocheltree
	Title:	President and Chief Executive Officer